UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 13, 2005

(Date of earliest Event Reported: February 28, 2005)

ESSEX CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File No. 0-10772

Virginia	54-0846569
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID No.)

9150 Guilford Road Columbia, Maryland	21046-2306
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ESSEX CORPORATION

Amendment No. 1 to Current Report on Form 8-K

We hereby amend our Current Report on Form 8-K filed on March 4, 2005, which announced the completion on February 28, 2005 of our acquisition of The Windermere Group, LLC, (“Windermere”) and, thereby Windermere’s wholly owned, active subsidiaries, Windermere HDS, LLC, and Windermere Information Technology Systems, LLC through the acquisition of all of the issued and outstanding ownership and membership interests from the Susan Katharine Tate Burrowbridge, LLC, the Elizabeth Tate Winters, LLC, and the Andrew Patrick Tate, LLC, (each a “Seller” and collectively the “Sellers”). The purpose of this amendment is to file The Windermere Group, LLC & Subsidiaries Consolidated Financial Statements as of December 31, 2004 and 2003, together with Report of Independent Auditors and Pro Forma Financial Information (unaudited) for the resulting organization.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this current report is also responsive to this Item 1.01 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to a Purchase Agreement By and Among Essex Corporation, The Windermere Group, LLC,; Windermere HDS, LLC,; Windermere Information Technology Systems, LLC and the Sellers of The Windermere Group, LLC dated and effective February 28, 2005, Essex Corporation acquired all the issued and outstanding ownership and membership interests in Windermere (the “Acquisition”). The terms of the Acquisition are described in Registrant’s original report on Form 8-K filed with the Commission on March 4, 2005.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(1)	Windermere Group, LLC & Subsidiaries Consolidated Financial Statements for the years ended December 31, 2004 and 2003, together with Report of Independent Auditors are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

Pro Forma Financial Information (unaudited) presenting the effect of the Acquisition as if it had been completed on December 29, 2003 (the beginning of the Company’s fiscal year) for the pro forma consolidated statements of operations are attached hereto as Exhibit 99.3 and are incorporated herein by reference. A pro forma consolidated balance sheet is not presented since the transaction is reflected in the Registrant’s interim consolidated balance sheet filed as part of its Form 10-Q for the quarter ended March 31, 2005, which was filed on May 10, 2005.

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ESSEX CORPORATION

(c)	Exhibits –

Exhibit 2.1	Purchase Agreement By and Among Essex Corporation, The Windermere Group, LLC,; Windermere HDS, LLC,; Windermere Information Technology Systems, LLC and the Sellers of The Windermere Group, LLC dated February 28, 2005 (excluding Exhibits and Schedules), (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2005)

Exhibit 10.1	Promissory Note and Loan Agreement, dated January 6, 2005, previously filed (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2005).

Exhibit 10.2	Amendment to the Note and Loan Agreement, dated January 7, 2005, previously filed (incorporated by reference from Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed March 4, 2005).

Exhibit 23.1	Consent of Goodman & Company, L.L.P., Independent Registered Public Accounting Firm for The Windermere Group, LLC.

Exhibit 99.1	Press release dated March 1, 2005 (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2005)

Exhibit 99.2	Windermere Group, LLC & Subsidiaries Consolidated Financial Statements for the years ended December 31, 2004 and 2003, together with Report of Independent Auditors

Exhibit 99.3	Pro Forma Financial Information (unaudited)

• Consolidated Statement of Operations for the year ended December 31, 2004 • Consolidated Statement of Operations for the quarter ended March 31, 2005

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ESSEX CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX CORPORATION
(Registrant)

/s/ Lisa G. Jacobson
DATE: May 13, 2005	Lisa G. Jacobson
Executive Vice President & Chief Financial Officer

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ESSEX CORPORATION

EXHIBIT INDEX

Exhibit Number	Description and Method of Filing
Exhibit 2.1	Purchase Agreement By and Among Essex Corporation, The Windermere Group, LLC, Windermere HDS, LLC, Windermere Information Technology Systems, LLC and the Sellers of The Windermere Group, LLC dated February 28, 2005 (excluding Exhibits and Schedules), previously filed.

Exhibit 10.1	Promissory Note and Loan Agreement, dated January 6, 2005, previously filed.

Exhibit 10.2	Amendment to the Note and Loan Agreement, dated January 7, 2005, previously filed.

Exhibit 23.1	Consent of Goodman & Company, L.L.P., Independent Registered Public Accounting Firm for The Windermere Group, LLC. filed herewith.

Exhibit 99.1	Press Release of the Corporation dated March 1, 2005, previously filed.

Exhibit 99.2	Windermere Group, LLC & Subsidiaries Consolidated Financial Statements for the years ended December 31, 2004 and 2003, together with Report of Independent Auditors filed herewith.

Exhibit 99.3	Pro Forma Financial Information (unaudited) filed herewith.